HOUSEHOLD INTERNATIONAL
                 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                           (as amended March 12, 2002)



1.       Purpose

         The purpose of the Household International Long-Term Executive Incentive Compensation Plan (the "Plan") is to further the long-term growth of Household International Inc. ("Household") and its subsidiaries by strengthening the ability of Household to attract and retain key employees and to provide additional motivation and incentives for the performance of key employees.

2.       Administration

         The Plan shall be administered by the Compensation Committee of Household's Board of Directors (the "Committee"). The Committee shall have such powers to administer the Plan as are delegated to it by the Plan and the Board of Directors, including the power to interpret the Plan and any agreements executed thereunder, to prescribe rules and regulations relating to the Plan, to determine the terms, restrictions, and provisions of any agreement relating to awards granted pursuant to the Plan, and to make all other determinations necessary or advisable for administering the Plan. No member of the Committee shall be eligible to receive any awards under the Plan while a member of the Committee or at any time within one year prior to becoming a member of the Committee.

3.       Grant of Awards; Shares Subject to Plan

         (a) The Committee may grant any type of award permitted under the terms of the Plan (all such awards in the aggregate being hereinafter referred to as "Awards"). Only employees of Household and its subsidiaries may be selected by the Committee for Awards under the Plan.

         (b) The maximum number of shares of Common Stock of Household that may be issued under the Plan is 6,017,884 (adjusted to reflect the 2-for-l Common Stock split effected on October 15, 1993), all of which shares may be made subject to Options. The Stock issued pursuant to the Plan may consist of authorized and unissued shares of Household's Common Stock, Common Stock held in Household's treasury or Common Stock purchased on the open market. If any Award granted under the Plan shall terminate or lapse for any reason, any shares of Common Stock subject to such Award shall again be available for the grant of an Award.

         (c) In the event of corporate changes affecting Household's Common Stock or this Plan or Awards granted thereunder (including, without limiting the generality of the foregoing, stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, or other relevant changes in capitalization), the Board of Directors or the Committee shall make appropriate adjustments in price, number and kind of shares of Common Stock or other consideration subject to such Awards or in the terms of such Awards, which it deems equitable to prevent dilution or enlargement of rights under the Awards. In addition, the Board of Directors or the Committee may from time to time equitably change the aggregate number or remaining number or kind of shares which may be issued under the Plan to reflect any such corporate changes.

         (d) The Committee may, in its discretion and subject to such rules as it may adopt, permit an employee to satisfy, in whole or in part, withholding tax obligations incurred in connection with Awards: 1) by electing to have Household withhold shares of Household Common Stock (otherwise deliverable to the employee in connection with an Award) in payment for such withholding tax obligation or 2) by delivering shares of Household Common Stock owned by such employee in payment for such withholding tax obligation.

4.       Options

         (a) The Committee may grant any type of statutory or non-statutory Option to purchase shares of Household Common Stock as is permitted by law at the time the Option is granted. The term of the initial grant of each Option shall not be more than ten years and one day from the date of grant and may be exercised at the rate set by the Committee or as stated herein; provided, however, that no Option shall be exercised less than one year from the date of grant, except as provided herein. The Committee may, in its discretion, extend the expiration date of certain Options, other than Options which are intended to qualify as Incentive Stock Options ("ISO") pursuant to Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"), provided no expiration date of any Option may exceed 15 years from the date of the grant of that Option.

         (b) The per share purchase price of Household Common Stock which may be acquired pursuant to an Option shall be at least 100% of the fair market value of one share of Common Stock of Household on the date on which the Option is granted. Within this limitation such price shall be determined by the Committee.

         (c) Payment for shares purchased upon the exercise of an Option shall be made in cash or, in the discretion of the Committee, in shares of Common Stock of Household valued at the then fair market value of such shares or by a combination of cash and shares of Common Stock.

         (d) Each Option granted by the Committee which is intended to qualify as an ISO pursuant to the Code shall comply with the applicable provisions of the Code pertaining to ISOs. The aggregate fair market value (determined as of the time the ISO is granted) of Household Common Stock for which an employee may be granted an ISO in any calendar year (under all plans of Household and subsidiaries) shall not exceed $100,000 plus any unused "limit carryover" for such year, as determined in accordance with Section 422A of the Code.

         (e) The Committee may, in its discretion and subject to such rules as it may adopt, authorize an extension of credit from Household to an employee holding an Award granted under this Plan (including an employee who is an officer or director of Household) to assist the employee in settling withholding tax obligations on Awards. Household may extend or guarantee loans under this provision. Except for existing variable rate loans referred to below, loans will not be made under this provision to assist the employee in paying the exercise price for stock options. Loans extended under the Plan will bear interest, compounded semiannually, at the applicable rate in effect under Section 1274(d) of the Internal Revenue Code (the "Applicable Federal Rate") on the day the loan is made. The Committee may, in its discretion, permit employees with existing variable rate loans made under the Plan, to convert said loans to fixed rate loans which will bear interest, compounded semiannually, at the Applicable Federal Rate in effect on the day the loan is converted; provided, however, that the fixed interest rate will not be set below the rate required to avoid creation of cancellation of indebtedness income for Federal income tax purposes. Payment terms will be established by the Committee and may or may not require periodic payments of interest and/or principal. The term of loans will be established by the Committee, as well as provisions governing the acceleration of maturity upon termination of employment or default. Loans financed or guaranteed by Household will be secured by retention of the issued stock certificates by Household and execution of an agreement with respect to such shares. To the extent necessary to satisfy the provisions of Regulation G or another similar regulatory restriction, other security may be required by the Committee.

5.       Stock Appreciation Rights

         (a) The Committee may grant Stock Appreciation Rights ("SARs") in tandem with the grant of an Option under the Plan or with respect to a previously granted Option under the Plan, except that the Committee may grant SARs in connection with an Option which is an ISO only to the extent that such grant is consistent with the treatment of the Option as an ISO. In either case the number of shares in respect of which SARs are granted by the Committee shall not be greater than the number of shares subject to the related Option. In exchange for the surrender in whole or in part of the right to exercise the related Option, such SAR shall entitle the employee to payment of an amount equal to the appreciation in value of the surrendered Options (the excess of the fair market value of such Stock subject to Options at the time of surrender over their aggregate option price). An SAR granted pursuant to this subsection (a) shall be exercisable to the extent and only to the extent that the related Option is exercisable, but if an SAR is granted with respect to a previously-granted Option, the SAR will not be exercisable for a period of twelve months from the date of grant of such SAR, except as provided herein. No such SAR shall be exercisable except upon surrender of the related Option, and to the extent such Option is surrendered, the shares covered by such Option shall again be available for purposes of the Plan to the extent that payment of such SAR is not made in shares of Stock of Household. The exercise of any Option shall result in the cancellation of any related SAR. An SAR issued in tandem with an ISO may be exercised only when the market price of the Stock subject to the ISO exceeds the exercise price of the ISO.

         (b) The Committee may also grant units of SARs on a stand-alone basis which are not issued in tandem with Options. The term of each such SAR shall not be more than ten years from the date of grant and may be exercised at the rate set by the Committee or as stated herein; provided, however, that no such SAR shall be exercised less than one year from the date of grant, except as provided herein. The "base price" of each unit of a "stand-alone" SAR shall be at least 100% of the fair market value of one share of Common Stock of Household on the date on which such SAR is granted. Within this limitation the base price shall be determined by the Committee. Each unit of a "stand-alone" SAR entitles the holder, upon exercise, to payment of an amount equal to the difference between the base price of such SAR unit and the fair market value on the date of exercise of a share of Common Stock of Household.

         (c) At the discretion of the Committee, payment for SARs may be made in cash, in shares of Common Stock of Household valued at their fair market value as of the date of exercise of the SAR, or partly in cash and partly in shares of Common Stock of Household.

         (d) The Committee may establish a maximum appreciation value payable under an SAR.

6.       Transfer of Options and Stock Appreciation Rights;
         Exercise of Options and Stock Appreciation Rights Following Termination of Employment

         (a) Options and SARs may not be transferred except by will or the laws of descent and distribution and during the lifetime of the holder may be exercised only by him. Subject to Section 6(b) hereof, if the holder of an Option or SAR shall cease to be an employee of Household or a subsidiary, and unless otherwise provided by the Committee, all rights under such Option or SAR shall immediately terminate, except:

                  (i) in the event of termination of employment of a holder who is retirement-eligible under the terms of a pension plan of Household or a subsidiary, the Option or SAR may be exercised within five (5) years of the date of termination of employment.

                  (ii) in the event of termination of employment due to permanent and total disability of a holder who is not retirement-eligible under the terms of a pension plan of Household or a subsidiary, the Option or SAR may be exercised within twelve (12) months following the date of such termination of employment.

                  (iii) in the event of death during employment, the Option or SAR may be exercised by the executor, administrator, or other personal representative of the holder within five (5) years succeeding death if such holder was retirement-eligible under the terms of a pension plan of Household or a subsidiary, or twelve (12) months if such holder was not retirement-eligible under the terms of a pension plan of Household or a subsidiary.

                  (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the Option or SAR may be exercised within three (3) months following the date of termination, except for termination for cause.

                  (v) in the event of death of a holder of an Option or SAR following termination of employment, the Option or SAR may be exercised by the executor, administrator, or other personal representative of the holder, notwithstanding the time period specified in (i), (ii), (iii) or (iv) above, within a) twelve (12) months following death or b) the remainder of the period in which the holder was entitled to exercise the Option or SAR, whichever period is longer.

         If, prior to a Change in Control, the Committee determines that the termination is for cause, the Option or SAR will not under any circumstances be exercisable following termination of employment.

         (b) Notwithstanding anything in the Plan or an Award agreement to the contrary, (i) if a holder's employment is terminated for any reason (including for cause), following a Change in Control, each option held by such holder as of the date of such Change in Control that was granted under the Plan prior to the date of such Change in Control may be exercised until the expiration of the original full term of the option, and (ii) if a holder's employment is terminated under the circumstances described in Section 10(b) hereof, each option held by such holder as of the date of any such termination that was granted under the Plan following the date of such Change in Control may be exercised until the expiration of the original full term of the option.

         (c) An Option or SAR may not be exercised pursuant to this Section 6 after the expiration of the term of such Option or SAR and may be exercised only to the extent that the holder was entitled to exercise such Option or SAR on the date of termination of employment.

7.       Performance Unit Awards and Performance Share Awards

         (a) The Committee may grant Performance Unit Awards and Performance Share Awards pursuant to this Section 7. The Committee shall establish, with respect to and at the time of grant of each Performance Unit Award or Performance Share Award, a performance period over which the performance of the holder of a Performance Unit Award or Performance Share Award shall be measured. The Committee shall also establish performance levels but subject to such later revisions as the Committee, in its sole judgment, shall deem appropriate to reflect significant, unforeseen events or changes. The Committee in its discretion may also grant Performance Unit Awards and Performance Share Awards to employees following the start of any performance period and may also grant additional Performance Unit Awards and Performance Share Awards to participants after the start of any performance period.

         (b) Each Performance Unit shall have an initial value of $100 per unit. Each Performance Share shall initially represent one share of Household Common Stock with a value equal to the fair market value of one share of Household Common Stock on the date of grant of the Performance Share Award. As determined by the Committee, the value of Performance Units and the number of shares of Household Common Stock represented by Performance Shares may increase or decrease depending upon the extent to which the performance targets set by the Committee in respect of the holder of the Performance Unit Award or Performance Share Award are achieved.

         (c) The holder of a Performance Unit Award shall be entitled to receive payment of an amount equal to the value of the Performance Unit Award, based on the achievement of the performance targets for such performance period, as determined by the Committee at the time of settlement of the Performance Unit Award, except that no more than 50% of the Performance Unit Award may be paid in Household Common Stock.

         (d) The holder of a Performance Share Award shall be entitled to receive a number of shares of Household Common Stock represented by the Performance Share Award, based on the performance targets for such performance period, as determined by the Committee. At the discretion of the Committee, payment for Performance Share Awards may be made in whole or in part in cash, in which case Household shall pay an amount equal to the fair market value of a share of Household Common Stock on the date of settlement for each share of Household Common Stock that would otherwise be delivered to the holder of the Performance Share Award.

         (e) Payment shall be made in a lump sum or in installments as prescribed by the Committee. If any payment in Household Common Stock is to be made on a deferred basis, the recipient may be entitled, in the discretion of and on terms and conditions established by the Committee, to receive a payment or credit equivalent to any dividend payable with respect to the number of shares of Common Stock which, as of the record date for the dividend, had been awarded or made payable to the recipient but not delivered. If a payment in cash is to be made on a deferred basis, the recipient may be entitled, in the discretion of and on terms and conditions established by the Committee, to be paid interest on the unpaid amount.

         (f) In the event of death, permanent and total disability, or retirement under the terms of a pension plan of Household or a subsidiary and, unless the Committee in its sole discretion adopts a contrary rule, the holder of a Performance Unit Award or Performance Share Award shall receive payment of such Award prorated on the number of elapsed months in the performance period but based on the extent to which performance targets are achieved for the full performance period. Such Performance Unit Award or Performance Share Award shall be payable at the time of payment of all other Performance Unit Awards or Performance Share Awards granted for the same performance period. Subject to
Section 10(b), a holder of a Performance Unit Award or Performance Share Award whose employment terminates for reasons other than those listed in this paragraph will forfeit his rights to any outstanding Performance Unit Award or Performance Share Award. Such forfeiture may be waived in whole or in part by the Committee, in its sole discretion.

         (g) The Committee may grant Performance Unit Awards or Performance Share Awards in tandem with SARs and Options (including ISOs if such grant is consistent with the treatment of the Option as an ISO). However, to the extent of an exercise or payout of any such Performance Unit Award, Performance Share Award, Option, and/or SAR granted in tandem, the exercise or payout of any unit of such tandem Award shall automatically cancel the corresponding units of such Award. Awards granted to the same individual, whether or not on the same day, will not be considered to be issued in tandem pursuant to this Section unless the Committee designates such Awards as tandem Awards.


8.       Restricted Stock Rights

         (a) The Committee from time to time may grant Restricted Stock Rights ("RSRs") to any employee selected by the Committee, which would entitle such employee to receive a stated number of shares of Common Stock of Household, subject to forfeiture of such RSRs if such employee failed to remain continuously an employee of Household or any subsidiary for the period stipulated by the Committee (the "Restricted Period").

         (b) RSRs shall be subject to the following restrictions and limitations:

                  (i) The RSRs may not be transferred except by will or the laws of descent and distribution;

                  (ii) Except as otherwise provided in Paragraphs (d) and (e) of this Section 8, the RSRs and the shares subject to such RSRs shall be forfeited and all rights of a grantee of such RSRs and shares shall terminate without any payment of consideration by Household if the employee fails to remain continuously as an employee of Household or any subsidiary for the Restricted Period. A grantee shall not be deemed to have terminated his period of continuous employment with Household or any subsidiary if he leaves the employ of Household or any subsidiary for immediate reemployment with Household or any subsidiary.

         (c) The holder of RSRs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such RSRs prior to the issuance of such shares pursuant to the Plan. At the Committee's discretion, during the Restricted Period, for each share subject to an RSR, Household will pay the holder an amount in cash equal to the cash dividend declared on a share of Common Stock of Household during the Restricted Period on or about the date Household pays such dividend to its stockholders of record.

         (d) The Committee in its sole discretion may accelerate the payment of Household Common Stock under RSRs prior to the termination of the Restricted Period if the holder of the RSR has achieved certain performance levels established by the Committee at the time an RSR is granted. The Committee in its sole judgment may revise such performance levels as it deems appropriate to reflect significant, unforeseen events or changes.

         (e) In the event that the employment of a holder terminates by reason of death or permanent and total disability, such holder shall be entitled to receive the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided, however, that any fractional share shall not be awarded. Subject to Section 10(b), a holder of an RSR whose employment terminates for reasons other than those listed in this paragraph will forfeit his rights under any outstanding RSRs. This automatic forfeiture may be waived in whole or in part by the Committee in its sole discretion.

         (f) When a grantee shall be entitled to receive shares pursuant to an RSR, Household shall issue the appropriate number of shares registered in the name of the grantee.

9.       Amendment and Termination of the Plan

         The Board of Directors or the Committee may amend the Plan or any Award granted thereunder at any time, except as provided in Section 10(d) and that the Board of Directors or the Committee may not, without shareholder approval, and except as permitted by Section 3(c), increase the number of shares of Common Stock of Household which may be issued pursuant to the Plan, change the purchase price of an Option or base price of a "stand-alone" SAR, or make any other amendment to the Plan which is required by law to be approved by the shareholders of Household. The Board of Directors may terminate the Plan at any time except as provided in Section 10(d), but such termination shall not affect Awards previously granted under the Plan.

10.      Change in Control

         (a) In order to protect employees of Household and its subsidiaries who have been granted Awards, if a "Change in Control" occurs, then the Committee, in its sole discretion, may:

                  (i) accelerate the time periods for exercising or realizing any Awards, notwithstanding any minimum holding periods set forth in the Plan or established by the Committee at the time of the grant of the Award;

                  (ii) provide for the purchase by Household of any Awards in cash equal to the amount that could have been received upon the exercise or realization of such Awards had the Awards been currently exercisable or payable on the day before said cash payment is made;

                  (iii) make such adjustments, including the granting of additional Awards, to any outstanding Award as the Committee deems appropriate to reflect the Change in Control; and

                  (iv) cause outstanding Awards to be assumed, or new rights substituted therefor, by any corporation that is the successor to Household.

         (b) Any employee whose position with Household or any of its subsidiaries is "materially changed" (as defined below) or is terminated without "cause" (as defined below), within twenty-four (24) months after a Change in Control, shall be deemed to be involuntary terminated from Household and its subsidiaries. In the event of an employee's termination as described in this
Section 10(b), notwithstanding anything to the contrary contained in the Plan or any Award agreement, such employee shall become fully vested in such Awards and shall be entitled to exercise or receive the payment of all Awards granted under the Plan following the date of such Change in Control that were outstanding immediately prior to the event causing such termination without any action by the Committee or Board of Directors. In addition, upon a termination of employment described in this Section 10(b), any minimum holding period set forth in the Plan or an Award agreement shall be deemed immediately satisfied.

         (c) For purposes of this Section and to determine the rights of any employee who has an outstanding Award, the term:

         (i)      "Change in Control" means:

                           (1) any "person" (as defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding for this purpose Household or any subsidiary of Household, or any employee benefit plan of Household, or any subsidiary of Household, or any person or entity organized, appointed or established by Household for or pursuant to the terms of such plan which acquires beneficial ownership of voting securities of Household, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
                                    Act) directly or indirectly of securities of Household representing twenty percent (20%) or more of the combined voting power of Household's then outstanding securities; provided, however, that no Change in Control shall be deemed to have occurred as the result of an acquisition of securities of Household by Household which, by reducing the number of voting securities outstanding, increases the direct or indirect beneficial ownership interest of any person to twenty percent (20%) or more of the combined voting power of Household's then outstanding securities, but any subsequent increase in the direct or indirect beneficial ownership interest of such person in Household shall be deemed a Change in Control; and provided further that if the Board of Directors of Household determines in good faith that a person who has become the beneficial owner directly or indirectly of securities of Household representing twenty percent (20%) or more of the combined voting power of Household's then outstanding securities has inadvertently reached that level of ownership interest, and if such person divests as promptly as practicable a sufficient amount of securities of Household so that the person no longer has a direct or indirect beneficial ownership interest in twenty percent (20%) or more of the combined voting power of Household's then outstanding securities, then no Change in Control shall be deemed to have occurred;

                           (2) during any period of two (2) consecutive years (not including any period prior to November 9, 1998) individuals who at the beginning of such two-year period constitute the Board of Directors of Household and any new director or directors (except for any director designated by a person who has entered into an agreement with Household to effect a transaction described in subparagraph (1), above, or subparagraph
                                    (3), below) whose election by the Board or nomination for election by Household's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board (such individuals and any such new directors being referred to as the "Incumbent Board");

                           (3) consummation of (x) an agreement for the sale or disposition of Household or all or substantially all of Household's assets, (y) a plan of merger or consolidation of Household with any other corporation, or (z) a similar transaction or series of transactions involving Household (any transaction described in parts (x) through
                                    (z) of this subparagraph (3) being referred to as a "Business Combination"), in each case unless after such a Business Combination (I) the stockholders of Household immediately prior to the Business Combination continue to own, directly or indirectly, more than sixty percent (60%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the new (or continued) entity (including, but not by way of limitation, an entity which as a result of such transaction owns Household, or all or substantially all of Household's former assets either directly or through one or more subsidiaries) immediately after such Business Combination, in substantially the same proportion as their ownership of Household immediately prior to such Business Combination, (II) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of Household or of such entity resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of the then combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (III) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

                           (4) approval by the stockholders of Household of a complete liquidation or dissolution of Household;

                           (5) a tender offer is made for thirty percent (30%) or more of the common stock of Household, which tender offer has not been approved by the Board of Directors of Household; or

                           (6) a solicitation subject to Rule 14a-11 under the Exchange Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Incumbent Board is made by any person other than Household.

         (ii) "Materially changed" means the occurrence of one or more of the following events:

                           (1) the termination of the employee, without cause (as defined below), and other than by reason of death, permanent and total disability or retirement under the terms of a pension plan of Household or any subsidiary, or termination by the employee within the special 60-day window period which begins 6 months after a Change in Control as provided in the employee's employment agreement;

                           (2) the employee was assigned to a position of lesser rank or status;

                           (3) the employee's annual target bonus or targeted performance unit awards were reduced and compensation equivalent in aggregate value was not substituted;

                           (4)      the employee's annual salary was reduced;

                           (5) the employee's benefits under the Household Retirement Income Plan or any successor tax qualified defined benefit plan were reduced for reasons other than to maintain its tax qualified status and such reductions were not supplemented in the Household Supplemental Retirement Income Plan or any successor plan ("HSRIP"); or the employee's benefits under HSRIP, if applicable, were reduced;

                           (6) the employee's other benefits or perquisites were reduced and such reductions were not uniformly applied with respect to all similarly situated employees; or

                           (7)      the employee was reassigned to a
                                    geographical area outside of the
                                    metropolitan area in which the employee was assigned at the time of the Change in Control.

         (iii) "cause" (1) in the case of an employee who is a party to an employment, termination protection or similar agreement that defines "cause" (or words of similar import), means "cause" (or words of similar import) as defined in such agreement, and (2) in the case of any other employee, means willful and deliberate misconduct, which is detrimental in a significant way to the interests of Household or any subsidiary thereof.

         (d) Notwithstanding anything set forth in Section 9 hereof, upon the occurrence of a Change in Control the Plan may not be amended or terminated by the Committee, the Board of Directors or the stockholders of Household.

         IN WITNESS WHEREOF, Household International, Inc. has caused this Plan to be amended effective March 12, 2002 and its corporate seal attached hereto by its duly authorized officers.

                                                HOUSEHOLD INTERNATIONAL, INC.
Dated:  April 8, 2002                           By:   /s/ Colin P. Kelly
                                                -------------------------------
                                                Colin P. Kelly
                                                Executive Vice President-
                                                Administration

ATTEST:



By:  /s/ K. H. Robin
-----------------------------------
         Secretary